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AmericaFirst Quantitative Funds

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June 22, 2021

Dear Shareholder,

We are excited to announce news regarding the funds that compose the AmericaFirst Quantitative Funds: AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively "Funds").

Since launching operations of AmericaFirst Quantitative Funds as a stand-alone statutory trust in 2012, AmericaFirst Capital Management, LLC ("AFCM" or "we") have taken great strides toward achieving our goals for the Funds.  We are now taking the next step in the evolution of the Funds by joining forces with DSS Wealth Management, Inc. ("DSS").  DSS is a recently formed entity that intends to specialize in investment management.  We believe DSS brings strategic collaboration, resources and new relationships that will greatly benefit the Funds and, ultimately, you (the shareholder).  To effect the new relationship with DSS as anticipated, the Funds need your vote as described in the attached proxy materials.  In particular, the Board of Trustees has concluded that approving DSS would be in each Fund's and its shareholders' best interests and recommends that you vote FOR the proposal allowing:

•

DSS Wealth Management, Inc. to assume AFCM's role as investment adviser to the Funds by approving a new management agreement between DSS and AmericaFirst Quantitative Funds with respect to each Fund.

No Fund's advisory fee rate will increase as a result of the proposed change in adviser.  Furthermore, we hope to achieve increased efficiency across several areas of Fund operations, which may result in cost savings to our shareholders over time.  While Rick Gonsalves will continue to manage each Fund's investment strategy and portfolio, as he has since inception, we look forward to drawing upon the potential industry relationships of DSS as we continue to manage portfolios providing access to quantitative investment strategies.  Mr. Gonsalves will join DSS and will remain primarily responsible for the management of each Fund's portfolio.  For presenting DSS as successor investment adviser to the Board of Trustees, AFCM is entitled to a payment from DSS following the approval of DSS as the new investment adviser to the Funds.

Thank you, and the Board of Trustees recommends that you return your "FOR" proxy vote to all proposals promptly.

Sincerely,

AmericaFirst Capital Management, LLC

By Rick A. Gonsalves,

President

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.

What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on September 13, 2021 (the "Meeting")?

A.

At the Meeting, shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively "Funds"), each a series of AmericaFirst Quantitative Funds (the "Trust") will be asked to vote on approval of a new management agreement between the Trust with respect to each Fund and DSS Wealth Management, Inc. ("Proposal 1").  Shareholders of each Fund will vote separately on Proposal 1.

Q.

Why are shareholders being asked to approve the Proposal?

A.

The Trustees of the Trust believe that DSS can manage the portfolio of each Fund and provide continuing access to quantitative investment strategies for shareholders.  Mr. Gonsalves will join DSS and will remain primarily responsible for the management of each Fund's portfolio.  However, under the Investment Company Act of 1940 (the "1940 Act"), each of these proposals require shareholder approval.

Q.

Has the Board of Trustees of the Trust (the "Board") approved the Proposals?

A.

At a meeting of the Board of Trustees held on May 28, 2021, the Board unanimously approved the new management agreement for each Fund after determining approval would be in each Fund's and its shareholders' best interests.  However, the new management agreement is subject to shareholder approval by that Fund's shareholders.

Q.

How does the Board recommend that I vote?

A.

The Board recommends that you vote FOR Proposal 1.

Q.

How will the approval of the Proposal affect the management and operations of the Funds?

A.

The Funds' investment objectives, investment strategies, investment policies and risks will not change as a result of the new management agreement. In addition, Rick Gonsalves will continue to serve as the portfolio manager for each Fund.  Accordingly, the approval of Proposal 1 is not expected to affect the portfolio management and operations of the Funds.

Q.

How will the approval of the Proposal affect the ongoing expenses of the Funds?

A.

The approval of the new management agreement will not increase any Fund's normal ongoing operating expense ratio (i.e. "Total Annual Fund Operating Expenses" and "Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement").  In addition, the approval of the new management agreement will not result in any change in the level of fee waivers and/or expense reimbursements that are currently provided.  However, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid primarily equally by the Funds.  For presenting DSS as successor investment adviser to the Board of Trustees, AmericaFirst Capital Management, LLC, the Funds' current investment adviser, is entitled to a payment from DSS following the approval of DSS as the new investment adviser to the Funds.

Q.

What are the estimated proxy related and meeting costs to be borne by the Funds?

A.

The estimated costs of proxy preparation, mailing, solicitation, tabulation, and meeting is approximately $45,000.  These will primarily be borne evenly by the Funds, although some per-Fund costs will be higher or lower depending on the number of shareholders.

Q.

What are the primary reasons for the approval of DSS Wealth Management, Inc. as the investment adviser to the Funds?

A.

The Board weighed a number of factors in reaching its decision to approve the new management agreement, including, without limitation, the brief history, reputation, and resources of DSS, performance results achieved by Rick Gonsalves, quality of services to be provided by DSS, and the fact that the change is not expected to result in any portfolio management change.  The Board noted that while performance results were below expectations, the long-term view taken by the Board made performance nonetheless acceptable.  The Board also considered that the advisory fee rates at which DSS will be compensated by the Funds pursuant to the new management agreement would not increase and that the fee waivers and/or expense reimbursements currently provided would not change.  Additional details regarding factors considered by the Board in approving the new management agreement can be found in the section "Evaluation by the Board of Trustees" in the enclosed Proxy Statement.

Q.

Are there any material differences between the Current Management Agreement and the New Management Agreement?

A.

No. There are no material differences between the current management agreement and the new management agreement, other than their respective commencement and renewal dates.

Q.

How do I vote?

A.

We urge you to vote your shares by submitting your proxy via phone, mail, or the internet as soon as possible. You may also vote in person at the shareholder meeting.  Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.

When should I vote?

A.

Please vote as soon as possible.  You may submit your vote at any time before the shareholder meeting (which is held at 10:00 a.m. Eastern Time on September 13, 2021). Representatives of AmericaFirst Capital Management, LLC and Mutual Shareholder Services, LLC, and Broadridge Financial Services, Inc., as authorized by the Trust to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

i

AmericaFirst Quantitative Funds

9700 Village Center Drive
Suite 50-N
Granite Bay, CA  95746

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 13, 2021

Dear Shareholders:

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund, (each a "Fund" and collectively "Funds" and each a series of the Trust), to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147, on September 13, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1.

To approve a management agreement between the Trust with respect to each Fund and DSS Wealth Management, Inc. No advisory fee increase is proposed.

2.

Approval of a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to approve the foregoing proposal.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 15, 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees unanimously recommends that you cast your vote "FOR" the proposals above, as described in the Proxy Statement.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

June 22, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2021:

A copy of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and form of Proxy Voting Ballot are available by visiting www.AmericaFirstFunds.com.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, or vote via the toll free number as indicated on your proxy card or voting instruction form, or via the internet voting address www.proxyvote.com as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

1

AMERICAFIRST QUANTITATIVE FUNDS

PROXY STATEMENT

To Be Held September 13, 2021

INTRODUCTION

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund ("Monthly Risk-On Risk-Off"), AmericaFirst Income ("Income"), AmericaFirst Defensive Growth Fund ("Defensive Growth"), and AmericaFirst Large Cap Share Buyback Fund ("Large Cap Share Buyback"), each a series (each a "Fund" and collectively "Funds") of the Trust.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147, on September 13, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The mailing to shareholders of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot will commence on or about June 28, 2021.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new management agreement between the Trust with respect to each Fund and DSS Wealth Management, Inc. No advisory fee increase is proposed.

2.

Approval of a proposal for one or more adjournments of the Meeting to solicit additional proxies, if there are insufficient proxies at the Meeting to approve the foregoing proposal.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 15, 2021 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  Shareholders in each Fund will vote separately on Proposal 1.

The presence in person or by proxy of the holders of record of thirty percent of the total shares (weighted by per share class net asset value) of a Fund's issued and outstanding shares and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  However, under the Investment Company Act of 1940, as amended (the "1940 Act"), an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of Proposal 1.  As defined in the 1940 Act, a "vote of the holders of a majority of the outstanding voting" shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.  Approval of Proposal 2, the proposal to adjourn the Meeting to a later date, requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.

A copy of the Funds' most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights Ohio 44147, by calling the Funds toll-free at 1-877-217-8501 or, for the semi-annual or annual report, by visiting http://www.americafirstfunds.com.

PROPSAL 1

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND DSS WEALTH MANAGEMENT, INC.

Background

The Funds are currently managed by AmericaFirst Capital Management, LLC ("AFCM") pursuant to a management agreement between the Trust on behalf of the Funds and AFCM (the "AFCM Agreement").  AFCM is responsible for management of each Fund's portfolio and assuring that investments are made according to each Fund's investment objective, policies and restrictions.  During the fourth quarter of 2020, AFCM informed the Board that it was considering leaving the investment management business and that it would be in shareholders' best interest for the Board to seek out a successor investment adviser.  At a meeting held on May 28, 2021, the Board approved a new management agreement (the "New Management Agreement") with a new investment adviser to the Funds – DSS Wealth Management, Inc. ("DSS").  DSS intends to serve a variety of retail, registered investment adviser and institutional investor and brokerage clients.

The Current Agreement

Under the terms of the AFCM Agreement, AFCM is entitled to receive an annual advisory fee from the Funds as presented below.  AFCM also provides an expense limitation as presented below.

		Expense Limitation By Class
Fund	Advisory Fee	Class A	Class U	Class I
Monthly Risk-On Risk-Off	1.00%	2.45%	2.95%	1.20%
Income	1.25%	2.20%	2.70%	1.40%
Defensive Growth	1.50%	2.45%	2.95%	1.94%
Large Cap Share Buyback	1.25%	1.75%	2.50%	1.50%

The Trust and AFCM have entered into an expense limitation agreement whereby AFCM has contractually agreed to waive a portion of its fees and/or reimburse certain fund expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not born by the AFCM or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than AFCM)) in order to limit annual fund operation expenses to the respective amounts presented above.  These expense limitations will remain in effect until at least October 31, 2021.  The agreement may be terminated by the Board of Trustees on 60 days' written notice to AFCM.  These fee waivers and expense reimbursements are subject to possible recoupment from the respective Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment and AFCM remains the investment adviser.

During the fiscal year ended June 30, 2020, AFCM earned advisory fees and waived a portion of those advisory fees pursuant to an expense limitation agreement as follows.

Fund	Advisory Fees Earned	Advisory Fees Waived/ Reimbursed	Net Advisory Fees
Monthly Risk-On Risk-Off	$166,989	$36,726	$130,263
Income	$122,952	$73,004	$49,948
Defensive Growth	$85,275	$64,409	$20,866
Large Cap Share Buyback	$82,796	$85,950	$(3,154)

The Board, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, unanimously approved the renewal of the AFCM Agreement at a meeting held on September 25, 2020.  The AFCM Agreement is dated February 1, 2012, and is as supplemented September 30, 2013, January 17, 2017 and November 16, 2018.

The New Management Agreement

Under the New Management Agreement, DSS will receive an annual fee from a respective Fund equal to the amounts presented below.  DSS also provides an expense limitation as presented below.

		Expense Limitation By Class
Fund	Advisory Fee	Class A	Class U	Class I
Monthly Risk-On Risk-Off	1.00%	2.45%	2.95%	1.20%
Income	1.25%	2.20%	2.70%	1.40%
Defensive Growth	1.50%	2.45%	2.95%	1.94%
Large Cap Share Buyback	1.25%	1.75%	2.50%	1.50%

DSS has contractually agreed to reduce its fees and to reimburse expenses (the "New Expense Limitation Agreement") from the date of effectiveness of the New Management Agreement pursuant to the same terms as the existing expense limitation agreement for at least the two years that the New Management Agreement is in place.  If the New Expense Limitation Agreement, is not renewed after is two-year term, expenses will likely be higher.

Subject to shareholder approval, the Trust on behalf of each Fund will enter into the New Management Agreement with DSS. If the New Management Agreement is not approved by the shareholders of the Funds, the Board will consider other options, including a new or modified request for shareholder approval of a New Management Agreement or liquidating a Fund or Funds.

The New Management Agreement will become effective with respect to each respective Fund upon execution following approval by the shareholders of the respective Fund.  The New Management Agreement will be identical in all material respects to the current AFCM Agreement, except that the date of its execution, effectiveness, and expiration will be different.  The New Management Agreement, like the current AFCM Agreement, provides that it will continue in force for an initial period of two years, and then from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. Like the current AFCM Agreement, the New Management Agreement automatically terminates on assignment, and it is terminable upon 60 days' prior written notice by (i) the adviser given to the respective Fund or (ii) the respective Fund given to the adviser.  Each agreement requires the adviser to provide a complete program of investment for the respective Fund including determining from time to time which securities or other investments shall be purchased, sold or exchanged; assisting the Trust in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Trust to provide such services.

The New Management Agreement, like the current AFCM Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A form of the New Management Agreement is attached as Exhibit A.  A form of the New Expense Limitation Agreement is attached as Exhibit B. You should read the new agreements.  The descriptions in this Proxy Statement of the new agreements are only summaries.

Information Concerning DSS Wealth Management, Inc.

DSS is a Texas corporation located at 1400 Broadfield Blvd., Suite 100, Houston, Texas 77084.  The names, titles, and addresses of the directors and principal executive officers of DSS are set forth below.

Name and Address*:	Title	Principal Occupation	Position with the Trust
Heng Fai Ambrose Chan	Director	Mr. Chan serves on the board of many enterprises and does not have a single principal occupation. He is Chairman of the Board, Document Security Systems, Inc.	None
Frank D. Heuszel	Director, CEO	CEO, Document Security Systems, Inc.	None
Jason Grady	Director, Chief Operating Officer	Chief Operating Officer, Document Security Systems, Inc.	None
Todd D. Macko	Chief Financial Officer	Interim Chief Financial Officer, Document Security Systems, Inc.	None

*Each director or officer's address is in care of Document Security Systems, Inc., 200 Canal View Blvd., Suite 104, Rochester, NY 14623.

DSS Securities, Inc., a Nevada corporation, is the owner of all DSS' voting equity interests.  DSS Securities, Inc. is wholly owned by Document Security Systems, Inc., a publicly traded corporation.  As Document Security Systems, Inc. is widely held, no one person is deemed to control DSS.

Evaluation by the Board of Trustees

The New Management Agreement was approved by a majority of the Board, including the Independent Trustees, at a meeting held on May 28, 2021.  The Board reviewed the materials provided by DSS in advance of the meeting and further reviewed materials at the meeting.  Certain officers and a Trustee had conferred with representatives of DSS prior to the meeting and provided a summary of their discussions with DSS.  The Trustees were assisted by independent legal counsel throughout the New Management Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Management Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions that approval of the New Management Agreement would be in each Fund's and its shareholders' best interests.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by DSS to the Funds.  The Trustees reviewed materials provided by DSS related to the New Management Agreement with the Trust on behalf of the Funds, a description of investment decisions and trade execution, DSS's draft Form ADV, a projected revenue and expenses summary, current and projected assessment of financial condition, an overview of the personnel that will perform services for the Funds, a verbal summary of a review of DSS' policies and procedures provided by the Trust's Chief Compliance Officer, the compliance policies and procedures, including a representation that DSS has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), historical and comparative performance information with respect to the Funds' current portfolio manager who will join DSS and provide portfolio management services to each of the Funds.  The Trustees considered that DSS intends to continue the current investment strategies of each of the Funds.  The Trustees discussed the nature of DSS's operations, financial flexibility, the quality of compliance infrastructure, and the experience of its management support personnel.  The Trustees also noted that DSS will have a $1 million errors and omissions insurance policy with a $100,000 deductible.  The Trustees also examined DSS's balance sheet and noted that as is recently formed, does not have an income statement.  The Trustees noted that while DSS is recently formed, it has cash resources that would allow it to operate for many years based on its projected operating costs and the projected net-of-expense-limitation revenues to be received from the Funds.  Overall, the Trustees concluded that DSS had sufficient financial strength to perform as adviser and meet the obligations under the New Expense Limitation Agreement.  Additionally, the Trustees noted that even though DSS is recently formed, it will benefit from the years of experience and operational infrastructure to be provided by the current adviser's portfolio manager and chief compliance officer who will join DSS in those roles.  After further discussion, the Trustees concluded that DSS has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Management Agreement and that the nature, overall quality and extent of the management services to be provided by DSS generally meet the Board's expectations.

Performance.  Next, the Board noted that DSS has no direct performance history to examine.  The Board concluded it would be informative to review the performance of the Funds, as measured by Class I shares, because the current portfolio manager will continue to serve in that capacity with DSS and each Fund's strategies will remain intact.  The Board compared the performance of each Fund against a respective benchmark and peer group over the year-to-date period, one-year, three-year, and five-year periods, each ended April 30, 2021, as applicable.  The Board noted that the Monthly Risk-On Risk-Off Fund underperformed the S&P 500 Index and Morningstar Tactical Allocation category peer group for the year-to-date, one-year, three-year, and five-year periods.  The Board noted that comparison to the S&P 500 Index is informative, yet not a perfect profile match to the Fund because of the Fund's tactical strategy.  The Board further observed that, recently, the Fund has narrowed the performance gap when compared to the Morningstar Tactical Allocation category peer group.  The Board noted that the Income Fund outperformed the Bloomberg Barclays Aggregate Bond Index, for the year-to-date period, one-year period, but lagged somewhat during the three-year period, while outperforming somewhat for the five-year period.  The Board also noted that the Income Fund has outperformed the Morningstar Large Value equity category peer group for the year-to-date period, but lagged for the one-year, three-year, and five-year periods.  The Board noted that comparison to the index and peer group is informative, yet neither is a perfect profile match to the Fund because of the Fund's wide-ranging income seeking strategy.  The Board noted that the Defensive Growth Fund underperformed the Morningstar Long/Short Equity category peer group and the S&P 500 Index for the year-to-date period, one-year period, three-year period, and five-year periods.  Here too, the Board noted that comparison to the S&P 500 Index is informative, yet not a perfect profile match to the Fund because the index is long-only while the Fund has long and short elements.  The Board observed that the Buyback Fund outperformed the Morningstar Large Cap Blend category peer group for the year-to-date period, while lagging for the one-year period and three-year periods.  The Board also observed that the Fund lagged the S&P 500 Index for the year-to-date, one-year period and three-year periods.  Here too, the Board noted that comparison to the S&P 500 Index is informative, yet not a perfect profile match to the Fund because the Fund's investment strategy will select only a subset of securities in any index.

Overall, the Board found performance mixed and for some Funds somewhat or significantly below expectations but, considered that the novel, non-mainstream, and very long-term nature of the Funds' strategies is likely to lead to periods of underperformance which may last for significant periods of time.  Based, in part, upon the review of performance provided by the portfolio manager, the Board agreed that it would be inadvisable for the portfolio manager to deviate from the long-term approach.  The Board also considered that the portfolio manager and DSS would undertake steps to consider fine tuning strategies in the hopes of improving performance.  In total, while the Board found performance to be generally below expectations, it was acceptable nonetheless and the Board noted it would continue to monitor performance under DSS.

Fees and Expenses.  The Trustees reviewed information regarding comparative fees to be charged by DSS to fees charged by other advisers to respective peer groups of funds.  The Board noted that the advisory fee for the Funds was above the average for each respective peer group, but within the range of reasonable advisory fees charged by advisers in each respective peer group.  They also noted that each Fund share class had net expense ratios that were projected, based on the most recent prospectus, to be above average when compared to the respective peer group, but within (or only slightly above, in the case of Large Cap Share Buyback Class U shares) the range of reasonable fees for the respective class of the peer group.  It was also noted that DSS will provide an expense limitation for each Fund identical to the levels of the current expense limitation with the current adviser.  The Trustees considered the level of sophistication to be utilized by DSS in executing its investment strategies and concluded that the level of advisory fees to be paid to DSS was not unreasonable in light of the quality of the services expected to be received from DSS.

Economies of Scale.  The Board considered whether there will be economies of scale in respect of the management of the Funds.  The Board concluded that no economies of scale were present at each Fund's current size or a somewhat larger size.  The Board considered DSS' expectation that growth from current level of assets of each Fund is difficult to forecast and agreed that the absence of breakpoints was acceptable at present.  However, the Board noted they would revisit the matter as assets in the Funds grow.

Profitability.  The Trustees considered that DSS is not expected to receive its full advisory fee in most of the forecasted scenarios, because of the effect of the expense limitation agreement for each Fund.  They also reviewed estimates of DSS' expenses for serving each Fund as well as each Fund's projected growth.  The Trustees discussed a projected per-Fund profitability analysis provided by DSS and reviewed industry studies of profit norms.  The Trustees considered an array of projections for Fund asset growth, while noting that optimistic projections may not necessarily be supported by any firm commitments.  The Trustees observed that most Funds are not expected to be profitable, or only modestly so.  They further observed that the Monthly Risk-On Risk-Off Fund, because of its larger size and lessened expense cap burden will likely be profitable and significantly profitable under some projected scenarios.  Nonetheless, the trustees viewed a significant profit as a fair entrepreneurial profit for risks taken and financial commitment made.  Additionally, the Trustees noted that because of DSS' parent company's multi-layer holding company structure and its unconventional method for allocating expenses it is likely that DSS understates the full expenses of DSS and overstates profit margins.  They viewed this aspect as tempering any optimistic profit projections.  Additionally, the Trustees observed, but did not give weight to, the projected marketing costs DSS plans to incur in support of the Funds.

Conclusion.  During the Board's deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Management Agreement for each Fund.  Based on the Board's deliberations and its evaluation of the information described above, the Board, including all the Independent Trustees, unanimously approved the New Management Agreement finding that it would be in the best interests of each Fund and its shareholders, subject to shareholder approval, on behalf of each Fund.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of each Fund vote "FOR" approval of the New Management Agreement.

PROPOSAL 2

APPROVAL OF A PROPOSAL FOR ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE INSUFFICIENT PROXIES AT THE SPECIAL MEETING TO APPROVE PROPOSAL 1.

Adjournment(s) of the Meeting

In the event that the number of shares of present in person or represented by proxy at the Meeting and voting FOR the adoption of Proposal 1 is insufficient to adopt Proposal 1, the Trust may move to adjourn the Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of Proposal 1.  The Trust may move for a subsequent adjournment if the same conditions are present at the Meeting as-adjourned.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote "FOR" approval of adjournments.

OTHER INFORMATION

OPERATION OF THE FUNDS

AmericaFirst Quantitative Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund).  The Trust was formed by a Certificate of Trust on January 25, 2012.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Trust's principal office is located at 9700 Village Center Drive, Suite 50-N, Granite Bay, California 95746; and its phone number is 1-877-217-8501.  The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services.  The Trust retains AmericaFirst Capital Management, LLC, located at 9700 Village Center Drive, Suite 50-N, Granite Bay, California 95746, as the investment adviser to the Trust.  Rick Gonsalves, whose address is c/o AmericaFirst Capital Management, LLC, is deemed to control this entity by virtue of his ownership of over 25 percent of its voting interests and his role as president.  Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147, serves as the Trust's principal underwriter and acts as the distributor of the Funds' shares on a best-efforts basis, subject to various conditions.  Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 provides the Trust with transfer agent and accounting services.  Empirical Administration, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 provides the Trust with administration services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time (before or at the Meeting at 10: 00 a.m. Eastern time, September 13, 2021) will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Management Agreement, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement (e.g. a proposal made at the Meeting by a shareholder).  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust at AmericaFirst Quantitative Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding.

Name of Fund	Shares Outstanding
AmericaFirst Monthly Risk-On Risk-Off Fund	749,493.972
AmericaFirst Income Fund	1,376,527.528
AmericaFirst Defensive Growth Fund	303,401.709
AmericaFirst Large Cap Share Buyback Fund	438,945.901

Name of Fund	Class	Shares Outstanding	NAV Per Share	Shares Times NAV
Income	A	751,293.975	6.03	4,530,302.669
	U	290,380.774	6.13	1,780,034.145
	I	334,852.779	6.32	2,116,269.563
Totals		1,376,527.528		8,426,606.377

Monthly Risk-On Risk-Off	A	285,356.407	13.62	3,886,554.263
	U	288,083.964	12.90	3,716,283.136
	I	176,053.601	14.95	2,632,001.335
Totals		749,493.972		10,234,838.734

Defensive Growth	A	181,026.246	10.54	1,908,016.633
	U	83,892.761	9.96	835,571.900
	I	38,482.702	11.32	435,624.187
Totals		303,401.709		3,179,212.719

Large Cap Share Buyback	A	308,220.233	13.86	4,271,932.429
	U	36,956.4740	13.48	498,173.270
	I	93,769.1940	14.19	1,330,584.863
Totals		438,945.9010		6,100,690.562

The presence in person or by proxy of the holders of record of thirty percent of the total shares (weighted by per share net asset value) of a Fund's issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  However, for Proposal 1, the presence at the Meeting of holders of a majority of the outstanding shares (weighted by per share net asset value) of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.  If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, or if Proposal 1 has not received sufficient votes for approval, the persons named as proxy will vote as directed by the respective shareholder for one or more adjournments of the Meeting to permit further solicitation of proxies.

All shareholders of any series of the Trust on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2.  Each shareholder is entitled to one vote per share held (times per share net asset value), and fractional votes for fractional shares held (times per share net asset value), on any matter submitted to a vote at the Meeting.  All shares of the Trust vote for adjournments without regard as to Fund or share class.  All shares of each respective Fund vote on the respective New Management Agreement.

Approval of the New Management Agreement requires a majority vote of the outstanding shares (as weighted by per share net asset value) of the respective Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.  Approval of Proposal 2 to adjourn the Meeting to a later date requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1.  In addition, under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that substantially affects a shareholder's rights or privileges.  As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).  Treating broker non-votes as votes against Proposal 1 may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.  The NYSE considers Proposal 2 to be a routine matter, and therefore a broker may use its discretionary power to vote on Proposal 2.  Abstentions and broker non-votes, if applicable, with respect to Proposal 2 will not be counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to an adjournment proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to "control" a Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval.  As of the Record Date, the Trust is not aware of any controlling shareholder or shareholders on a Fund or Trust-level basis.  To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares or voting power of any of the Funds, except as noted below.  As of the Record Date, the Trustees and officers as a group owned less than 1% of each Fund's shares.

Fund	Name and Address	Number of Shares Beneficially Owned	Class	% Fund Vote
Large Cap Share Buyback	John M. Skow c/o Pershing LLC, PO Box 2052 Jersey City, NJ 07303	27,288.011	I	6.4%
Large Cap Share Buyback	Gregory Dunnicliff c/o Folio Financial, Inc. 8180 Greensboro Dr., 8th Fl. McLean, VA 22102	25,928.308	A	5.9%
Large Cap Share Buyback	Jannie Tang c/o Folio Financial, Inc. 8180 Greensboro Dr., 8th Fl. McLean, VA 22102	49,829.676	A	11.3%
Monthly Risk-On Risk-Off	Jannie Tang c/o Folio Financial, Inc. 8180 Greensboro Dr., 8th Fl. McLean, VA 22102	38,874.495	A	5.2%
Defensive Growth	Gregory Dunnicliff c/o Folio Financial, Inc. 8180 Greensboro Dr., 8th Fl. McLean, VA 22102	21,949.383	A	7.3%
Defensive Growth	Jannie Tang c/o Folio Financial, Inc. 8180 Greensboro Dr., 8th Fl. McLean, VA 22102	31,442.148	A	10.4%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  Broadridge Financial Services, Inc. ("Broadridge"), in addition to providing mailing and tabulation services, will provide solicitation services.  Broadridge will not be liable to the Funds for any act or omission in the provision of such services except for willful misfeasance, bad faith or gross negligence in the performance of its duties.  Broadridge fees are estimated to be $25,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Trust.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.  The estimated total cost of all the services described above is approximately $45,000 and will be primarily borne evenly by the Funds, except that some per-Fund costs will be higher or lower depending on the number of shareholders.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board.  Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner.  These communications should be addressed as follows: Secretary, AmericaFirst Quantitative Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights Ohio 44147.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly submitted shareholder communications.  With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights Ohio 44147, or call the Trust toll-free at 1-877-217-8501.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2021.

A copy of the Letter to Shareholders, Q & A, Notice of Shareholder Meeting, the Proxy Statement and form of Proxy Voting Ballot are available by visiting www.AmericaFirstFunds.com.

If you have any questions before you vote, please call the Trust’s proxy solicitor, Broadridge Financial Solutions, Inc. at 1-855-928-4493.  Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

June 21, 2021

Exhibit A

AmericaFirst Quantitative Funds

MANAGEMENT AGREEMENT

This Management Agreement ("Agreement") is made this __th day of September, 2021, by and between AmericaFirst Quantitative Funds, a statutory trust organized and existing under the laws of the state of Delaware (the "Trust"), and DSS Wealth Management, Inc. (the ''Manager"), a corporation organized and existing under the laws of the state of Texas.

RECITALS

1.

The Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of the series listed in Appendix A, attached hereto (each, a ''Fund");

2.

The Trust issues a separate series of shares of beneficial interest for each Fund, which shares represent fractional undivided interests in the Fund;

3.

The Trust desires to retain the Manager to provide, or to arrange to provide, overall management of the Trust and each Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement;

4.

The Manager is willing to provide, or to arrange to provide, general management and investment advisory services to the Trust and each Fund on the terms and conditions set forth in this Agreement;

NOW, TIIEREFORE, in consideration of the promises and the covenants herein, the Trust and the Manager agree as follows:

ARTICLE I

Duties of the Manager

The Trust engages the Manager to act as the Trust's manager and investment adviser to provide directly or to arrange through third parties, management and investment advisory services to it and to each existing Fund, for the period and on the terms and conditions set forth in this Agreement. This Agreement may be extended to any additional series that the Trust may establish in the future on the same terms and conditions. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such management and investment advisory services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the board of trustees of the Trust (the ''Board") and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the ''Advisers Act"), the Manager may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s), or other party, to perform any or all of the services set forth in this Agreement.

The Manager, its affiliates and any investment adviser(s), investment subadviser(s) or other parties performing services for the Manager shall, for all purposes herein, be independent contractors and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust or a Fund in any way or otherwise be deemed agents of the Trust or a Fund.

Subject to supervision by the Board, the Manager shall have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the investments of each Fund.

The Manager and any other party performing services covered by this Agreement shall be subject to: (1) the restrictions of the Trust's Declaration of Trust as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to each Fund's investment objectives, investment strategies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Trust (the ''registration statement'') under the Securities Act of 1933, as amended; and (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code'').

(a)

General Management Services. The Manager shall assist the Trust in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Trust to provide such services ("Service Providers''). The Manager shall also be responsible for the performance of various business and administrative functions for the Trust including:

(1)

coordinate the efforts of the Trust's counsel, independent counsel and independent auditors;

(2)

provide officers for the Trust, as needed;

(3)

provide clerical secretarial and bookkeeping  services, office supplies, office space and related services (including telephone and other utility services) to the Trust;

(4)

monitor state and federal law as it may apply to the Trust or Funds;

(5)

plan, make preparations for and host, meetings of the Board and Board committees; and

(6)

prepare information and reports for the Board.

(b)

Investment Advisory Services.

 The Manager shall provide the Trust with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of each Fund, shall finish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the various Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing  of securities,  cash or other investments:

The Trust has furnished the Manager with copies of the Trust's registration statement and Declaration of Trust as currently in effect and agrees during the continuance of this Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Manager and any Service Providers will be entitled to rely on all documents furnished by the Trust.

The Manager represents that in performing investment advisory services for each Fund, the Manager shall make every effort to ensure that each Fund continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provisions. Except as instructed by the Board, the Manager shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Trust's securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Manager of such determination, the Manager shall be bound by such determination until notified to the contrary.

The Manager shall take, on behalf of each Fund, all actions which it considers necessary to implement the investment strategies of such Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the account of each Fund with brokers and dealers selected by it, and to that end, the Manager is authorized as the agent of the Trust to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the account of each Fund.

In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Funds, the Manager is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board from time to time. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers that are affiliated with it or the Trust (or with a subadviser).

To the extent permitted by the policy guidelines, the Manager is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation:  (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by such brokers and dealers which the Manager believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the brokerage service arrangements made available by the broker or dealer. In connection with the foregoing, the Manager is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher  commission than that charged by other brokers and dealers if the Manager determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the Manager's overall responsibilities with respect to the Trust, the Funds and to any other client accounts or portfolios which the Manager advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

When selecting brokers or dealers and placing purchase and sale orders for securities and other investments, when instructed to do so by the Trust in connection with brokerage service arrangements approved by the Board, the Manager agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust (including brokers or dealers who are affiliated persons of the Trust, the Manager or a subadviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

The Manager also is authorized to aggregate purchase and sale orders for securities held (or to be held) in a Fund with similar orders being made on the same day for other client accounts or Funds managed by Manager. When an order is so aggregated: (1) the actual prices applicable to the aggregated transaction will be averaged and the Fund and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (2) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Funds) participating in the transaction The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including a Fund), the Manager may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Manager considers equitable. Similarly, the Manager may not recommend a specific security or other investment for all client accounts or portfolios (including the Funds) with the same or similar investment objective(s) or strategies or may not recommend a specific security or other investment for such client accounts at the same time or price.

As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, the Manager shall:

(1)

Perform research and obtain and analyze pertinent economic, statistical and financial data relevant to the investment policies of each Fund as set forth in the registration statement;

(2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval modification, or rejection by the Board;

(3)

Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(4)

Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(5)

Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Fund as of the end of the quarter;

(6)

Vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time;

(7)

Maintain, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all records relating to each Fund's investments that are required to by maintained by the Trust pursuant to paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(l0) and (f) of Rule 31a-1 of the 1940 Act;

(8) Furnish any personnel, office space, equipment and other facilities necessary for it to perform its obligations under this Agreement;

(9)

Provide the appropriate Service Provider(s) with such financial or other data concerning each Fund's investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission ("SEC") and any other regulator;

(10)

To the extent required by appropriate Service Providers, assist in determining each business day the net asset value of the shares of each Fund; and

(11)

Enter into any written investment advisory or investment subadvisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager's responsibilities listed above.

ARTICLE II

Representations of the Manager

The Manager represents that it is registered with the SEC under the Advisers Act or will be prior to the commencement of Fund management.  The Manager shall remain so registered throughout the term of this Agreement and shall notify Trust immediately if the Manager ceases to be so registered as an investment adviser.

The Manager represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 45 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Manager shall certify to the Trust that the Manager has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Manager's code of ethics or, if such a vio1ation has occurred, that appropriate action has been taken in response to such violation.  Upon written request of the Trust, the Manager shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Manager by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

ARTICLE III

Allocation of Charges and Expenses

(a) The Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this agreement, and shall at its own expense provide the office space, equipment and facilities for such personnel and shall pay all compensation of officers and trustees of the Trust who are affiliated persons of the Manager. Notwithstanding the foregoing, the Manager is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser

(b)

Third Party Fees. The Manager assumes and shall pay the fees of any investment adviser(s), investment subadviser(s) or other party it contracts with to assume all or part of the Manager's responsibilities under this Agreement.

(c)

The Trust. The Trust assumes and shall pay or cause to be paid all of its other expenses, including, without limitation, the following: taxes; fees of the dividend disbursing agent, shareholder service agent, custodian, transfer agent, plan agent, administrator, accounting and pricing services agent and underwriter; expenses for legal and auditing services; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; SEC filing fees; expenses of registering the shares under the federal securities laws; fees and actual out-of-pocket expenses of trustees who are not affiliated persons of the Manager; accounting and printing costs (including the daily ca1cu1ation of the net asset value); fees in connection with membership in investment company organizations; insurance, interest, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Trust and not specifically assumed by the Manager. Each Fund will also pay all brokerage fees and commissions, taxes, and borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short).

The Manager may obtain reimbursement from each Fund, at such time or times as the Manager may determine in the Manager's sole discretion, for any of the expenses advanced by the Manager, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Manager's compensation pursuant to this Agreement.

ARTICLE IV

Compensation of the Manager

For the services rendered, the facilities furnished and expenses assumed by the Manager, the Trust shall pay to the Manager at the end of each calendar month (or more frequently) a fee for each Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Appendix A of this Agreement.  The Manager's fee is accrued daily at 1/365th of the applicable annual rate set forth in Appendix A. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Trust's current prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

ARTICLE V

Limitation of Liability of the Manager

The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for (a) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (b) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

ARTICLE VI

Activities of the Manager

The Manager's services under this Agreement are not exclusive. The Manager may provide the same or similar services to other clients and is not required to give priority to one or more of the Funds over its other client accounts or portfolios.

It is understood that trustees, officers, employees and shareholders of the Trust are or may become interested persons of the Manager, as trustees, officers, employees and shareholders or otherwise, and that trustees, officers, employees and shareholders of the Manager are or may become similarly interested persons of the Trust, and that the Manager may become interested in the Trust as a shareholder or otherwise.

ARTICLE VII

Books and Records

The Manager agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust's request. All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at the Manager's offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Manager or a Service Provider that pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Manager.

The Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE VIII

Effectiveness, Duration and Termination of this Agreement

This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of each Fund.  This Agreement may be extended to cover any series of the Trust that may be created in the future. This agreement shall become effective as to each such future series when it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of such portfolio. As to each Fund of the Trust, the Agreement shall continue in effect for two years from the date it first became effective with respect to a Fund, and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Fund at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by the Manager, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment manager is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Funds. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE IX

Use of Name

The Trust and the Manager acknowledge that all rights to the name "AmericaFirst" belong to the Manager, and that the Trust is being granted a limited license to use such words in the name of the Funds.  There is no charge to the Trust for the right to use this name.  In the event the Manager ceases to be the investment adviser to a Fund, that Fund's right to the use of the name "AmericaFirst" shall automatically cease on the 90th day following the termination of this Agreement with respect to that Fund.  The right to the name may also be withdrawn by the Manager during the term of this Agreement upon 90 days written notice to the Trust.  Nothing contained herein shall impair or diminish in any respect the Manager's right to use the name "AmericaFirst'' in the name of; or in connection with, any other business enterprise with which the Manager is or may become associated.

ARTICLE X

Amendments of this Agreement

No material provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Manager or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and (if required by the 1940 Act) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

ARTICLE XI

Definitions of Certain Terms

The terms "assignment," "affiliated person," and ''interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act.  The term "majority of the outstanding votes" attributable to the shares of a Fund means the lesser of (1) 67% or more of the votes attributable to such Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (2) more than 50% of the votes attributable to shares of the Fund.

ARTICLE XII

Governing Law

This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

ARTICLE XIII

Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the dates first above written and as supplemented.

AMERICAFIRST QUANTITATIVE FUNDS

By:

Name: Rick Gonsalves

Title: President

DSS WEALTH MANAGEMENT, INC.

By:

Name:  Frank D. Heuszel

Title: CEO

A-1

AMERICAFIRST QUANTITATIVE FUNDS

APPENDIX A

FUND	ANNUAL MANAGEMENT FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
AmericaFirst Defensive Growth Fund	1.50%
AmericaFirst Income Fund	1.25%
AmericaFirst Monthly Risk-On Risk-Off Fund	1.00%
AmericaFirst Large Cap Buyback Fund	1.25%

A-2

Exhibit B

AMERICAFIRST QUANTITATIVE FUNDS

OPERATING EXPENSES LIMITATION

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the "Agreement") is effective as of the [_] day of September, 2021, and supersedes any prior agreement and amendments thereto, by and between AMERICAFIRST QUANTITATIVE FUNDS, a Delaware statutory trust (the "Trust"), on behalf of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and together the "Funds"), each a series of the Trust, and DSS Wealth Managment, Inc. (the "Advisor"), the advisor of the Funds.

RECITALS:

WHEREAS, the Advisor renders advice and services to the Funds pursuant to the terms and provisions of an investment management agreement or agreements between the Trust and the Advisor, as supplemented from time to time, (hereinafter "Advisory Agreement");

WHEREAS, each Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Advisory Agreement that have not been assumed by the Advisor;

WHEREAS, the Advisor desires to limit the Fund's Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Advisor to implement those limits; and

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit each Fund's current Operating Expenses to an annual rate, expressed as a percentage of the Fund's average daily net assets for the month, to the amounts listed in Appendix A (the "Annual Limit").  In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a "Fund Reimbursement Payment").

2. Definition. For purposes of this Agreement, the term "Operating Expenses" with respect to a Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor's investment advisory or management fee detailed in the Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Advisory Agreement, but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not born by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor).

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive in future years on a rolling three-year basis (i.e. within three fiscal years following the period in which a waiver or reimbursement was made), reimbursement of any Fund Reimbursement Payments paid by the Advisor pursuant to this Agreement, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A. Such rights shall survive a change in control of the Advisor.

4. Term. This Agreement shall become effective on the date first above written and shall remain in effect for two years from the commencement of Fund management by the Advisor, unless sooner terminated as provided in Paragraph 9 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the "Board"), on behalf of a Fund, upon written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement will automatically terminate, with respect to the Funds listed in Appendix A if the Advisory Agreement for a Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Advisory Agreement's termination for the respective Fund.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, with effect all on the day and year first above written.

AMERICAFIRST QUANTITATIVE FUNDS	DSS WEALTH MANAGEMENT, INC.
on behalf of the Funds listed on Appendix A hereto
By: ______________ Name: Rick Gonsalves Title: President	By: ______________ Name: Frank D. Heuszel Title: CEO

Appendix A

Fund	Class	Operating Expense Limit
Defensive Growth	A	2.45%
	U	2.95%
	I	1.94%
Income	A	2.20%
	U	2.70%
	I	1.40%
Monthly Risk-On Risk-Off	A	2.45%
	U	2.95%
	I	1.20%
Large Cap Share Buyback	A	1.75%
	U	2.50%
	I	1.50%

B-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56966-Z80688  KEEP THIS PORTION FOR YOUR RECORDS

       DETACH AND RETURN THIS PORTION ONLY

form of

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF AMERICAFIRST QUANTITATIVE FUNDS AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSALS

1. To approve a new management agreement between the Trust with respect to each Fund and DSS Wealth Management, Inc.	FOR	AGAINST	ABSTAIN
AmericaFirst Monthly Risk-On Risk-Off Fund	□	□	□
AmericaFirst Income Fund	□	□	□
AmericaFirst Defensive Growth Fund	□	□	□
AmericaFirst Large Cap Share Buyback Fund	□	□	□

	FOR	AGAINST	ABSTAIN
2. Approval of a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to approve the foregoing proposal.	□	□	□

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER
MEETING TO BE HELD ON SEPTEMBER 13, 2021:
A copy of the Letter to Shareholders, Q&A, Notice of Shareholder Meeting, the Proxy Statement and form of Proxy
Voting Ballot are available by visiting www.AmericaFirstFunds.com

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, via the internet or automated phone as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke the proxy and vote the shares in person.

D56966-Z80688

PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE AMERICAFIRST QUANTITATIVE FUNDS' BOARD OF TRUSTEES, AND THE PROPOSALS HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON EACH PROPOSAL. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SHAREHOLDER INSTRUCTIONS. IF THERE ARE NO INSTRUCTIONS, THE PROXY WILL BE VOTED BASED ON THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

The undersigned shareholder of one or more of the following: AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively the "Funds"), hereby nominates, constitutes and appoints Umberto "Bob" Anastasi, Brandon Pokersnik, and Dr. Gregory Getts, each the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on September 13, 2021 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

PLEASE SIGN AND DATE ON THE REVERSE SIDE